                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

               --------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                                SEPTEMBER 28, 1999
                  Date of Report (Date of earliest event reported)

                                ABBOTT LABORATORIES
               (Exact name of registrant as specified in its charter)


               --------------------------------------------------------


ILLINOIS                            1-2189                  36-0698440
(State or other            (Commission File Number)         (I.R.S. Employer
Jurisdiction of                                             Identification No.)
Incorporation)




               -------------------------------------------------------



                                    100 ABBOTT PARK ROAD
                              ABBOTT PARK, ILLINOIS 60064-6400
                     (Address of principal executive offices)(Zip Code)


             Registrant's telephone number, including area code: (847) 937-6100

               -------------------------------------------------------

ITEM 5. OTHER EVENTS.

On September 28, 1999, Abbott announced that it has been notified by the government of alleged noncompliance with the Food and Drug Administration's Quality System Regulation at Abbott's Diagnostics Division facilities in Lake County, Illinois.

Although Abbott believes that it is in substantial compliance with these regulations, FDA disagrees. The parties are in discussions over a proposed consent decree. If those discussions are not successful, the government has advised the company that it will file a complaint for injunctive relief which would include the cessation of manufacturing and sale for a period of time of a number of diagnostic products. The company would resist that suit.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)   Exhibits.

              Exhibit No.   Description
              -----------   -----------
              Exhibit 99.1  Press Release dated September 28, 1999.

                                     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                ABBOTT LABORATORIES


                                                /s/ Gary P. Coughlan
                                                ----------------------
                                                By: Gary P. Coughlan
                                                Senior Vice President, Finance
                                                and Chief Financial Officer



Date: September 29, 1999